Exhibit 99.1

From: Larry Rosenfeld
Sent: Wednesday, August 20, 2008 3:27 PM
To: Stefan Schraps
Subject: My Resignation as Director, Effective Immediately

Dear Stefan:

I hereby resign as a director of BodyTel Scientific, Inc., effectively immediately.

Best wishes,

Larry

Larry Rosenfeld
[Address]